UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 31, 2006

                        Commission File Number 000-03718

                              PARK CITY GROUP, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

             Nevada                                          37-1454128
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

              333 Main Street, P.O. Box 5000; Park City, Utah 84060
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (435) 649-2221
                         ------------------------------
                         (Registrant's telephone number)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

         Park City Group has converted long term note payable of $3,179,263.16 and accrued interest of $294,333.68 payable to Riverview Financial Corporation for 66,234,658 shares of common stock effective March 31, 2006.

         Park City Group has also taken out a Long Term Note Payable with US Bank for $1,940,000 at 6.9% APR to refinance short term high rate liabilities payable to Riverview Financial Corporation. The N/P with US Bank is being guaranteed by Riverview Financial Corp for a total fee of $97,000 + 3% annual APR of the balance, paid monthly.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 17, 2006                                PARK CITY GROUP, INC.

                                                     By: /s/ William Dunlavy
                                                     --------------------------
                                                     CFO

                                       2